Exhibit 10.11

AGREEMENT AND AMENDMENT NO. 5

This AGREEMENT AND AMENDMENT NO. 5 (this “Fifth Amendment”) is made this 30 day of June, 2017 by and between ORAMED Ltd., a company incorporated under the laws of the State of Israel, # 513976712 with an address at High-Tech Park 2/4, Givat Ram, Jerusalem, Israel 93706 (the “Company”), and KNRY, Ltd., a company incorporated under the laws of the State of Israel, # 513836502 with an address at 2 Elza Street, Jerusalem, Israel 93706 (the “Consultant”).

WHEREAS:

A.           The Company and the Consultant are parties to the Agreement dated as of July 1, 2008 (the “Original Agreement”), as amended on July 17, 2013 (the “First Amendment”), on November 13, 2014 (the “Second Amendment”), on July 21, 2015 (the “Third Amendment”) and on June 26, 2017 (the “Fourth Amendment” and together with the Original Agreement, and all its amendmants - the “Employment Agreement”), for services to be provided by Dr. Miriam Kidron Israeli I.D. number 9665993 (“Miriam”); and

B.           The Company and the Consultant wish to amend the Employment Agreement to revise the terms of the Consultant compensation thereunder.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.	Amendment to Section 6. Section 6 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

“Compensation. Effective from January 2017 (inclusive), the Company shall pay to the Consultant in consideration for the performance of the Consulting Services, a gross monthly amount of 80,454 + VAT (approximately $23,013) (the “Consideration”), subject to the receipt by the Company of an invoice from the Consultant. Each of the Consultant and Miriam hereby declares that neither of them has, nor shall have in the future, any claims or demands in respect of amounts paid prior to May 2008.”

2.	Ratification. As amended hereby, the Employment Agreement is ratified and confirmed and all other terms and conditions remain in full force and effect.

[Signature page follows.]

IN WITNESS WHEREOF the parties hereto have executed this Fourt Amendment effective as of the date and year first above written.

ORAMED LTD.		KNRY LTD.

Per:	/s/ Yifat Zommer	/s/ Nadav Kidron, /s/ Miriam Kidron
Name:	Yifat Zommer	KNRY LTD.
Title:	Chief Financial Officer and Secretary	Name:	Nadav Kidron, Miriam Kidron